UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	May 27, 2020

PATRICK INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	000-03922	35-1057796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

107 W. Franklin Street, P.O. Box 638	Elkhart,	Indiana	46515
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, including area code	(574)	294-7511

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	PATK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Patrick Industries, Inc. (the “Company” or “Patrick”) was informed on May 27, 2020 that Joshua A. Boone, the Chief Financial Officer of the Company, intends to resign from his positions at the Company effective June 12, 2020 to pursue another business opportunity. Mr. Boone intends to support the Company during a period of transition.

The Company has appointed John A. Forbes as Interim Chief Financial Officer effective June 12, 2020. Mr. Forbes, who has been a member of Patrick's Board of Directors since 2011, has extensive senior leadership experience, including as the President of Utilimaster, a business unit of Spartan Motors USA, Inc., from 2010 to 2017, the CFO of Utilimaster from 2009 to 2010, and the CFO of Nautic Global Group LLC from 2007 to 2009. In addition, Mr. Forbes served as the CFO of Adorn Holdings, Inc. from 2003 until its acquisition by Patrick in 2007. With his appointment as Interim Chief Financial Officer, Mr. Forbes has resigned from his positions on the Audit Committee, the Compensation Committee and the Corporate Governance and Nominations Committee of the Company’s Board of Directors.

The Company has retained a search firm to fill the Chief Financial Officer position, in addition to assessing its internal candidates.

Item 7.01 Regulation FD Disclosure
On May 28, 2020, the Company issued a press release regarding Mr. Boone’s resignation and Mr. Forbes’ appointment. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
In accordance with general instruction B.2 to Form 8-K, the information set forth in Item 7.01 of this Form 8-K (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing thereunder or under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
Exhibit 99.1 - Press Release dated May 28, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRICK INDUSTRIES, INC.
(Registrant)

Date: June 2, 2020	By:	/s/ Andy L. Nemeth
Andy L. Nemeth
President and Chief Executive Officer